UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 16, 2003
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
             (Exact Name of Registrant as Specified in its Charter)




        Delaware                        1-14122                  75-238696
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
      of Incorporation)                                    Identification No.)





           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c) Exhibits:

                  99.1 Press Release dated July 16, 2003 related to the Company's net income for the quarterly and nine month periods ended June 30, 2003 and its backlog of homes under contract at June 30, 2003.

Item 9.  Regulation FD Disclosure.

On July 16, 2003, D.R. Horton, Inc. issued a press release announcing its net income for the quarterly and nine month periods ended June 30, 2003 and its backlog of homes under contract at June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety by reference into this Item 9. The information described in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission in Release 33-8216, effective March 28, 2003, relating to Item 12 filing requirements, the Company has provided the information required to be furnished under Item 12 under Item 9 herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 16, 2003

                                       D. R. Horton, Inc.


                                       By:    /s/ Samuel R. Fuller
                                       -----------------------------------------
                                          Samuel R. Fuller
                                          Executive Vice President, Treasurer,
                                          and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Exhibit
-------        -----------------------------------------------------------------
99.1           Press Release dated July 16, 2003, filed with this report.